November 15, 2016 08:30 ET

Spindle Provides Shareholder Update

SCOTTSDALE, AZ--(Marketwired - Nov 15, 2016) - Spindle, Inc. (OTCQB: SPDL) ("Spindle" or "Company"), a leading provider of Unified Commerce solutions, today provided a shareholder update on the heels of filing its third quarter financial results. The results may be found in the Company's Form 10-Q filed with the Securities and Exchange Commission.

Michael Schwartz, Spindle Interim CEO, commented, "It has now been roughly four months since we made a fundamental shift in the leadership, focus, and approach of Spindle. As many may guess, the Spindle leadership team and I have all been heads down during this time settling in, determining our current state, bolstering our external relationships and partnerships, and trying to realize revenue through our inherited pipeline.

Since the middle of June 2016, our approach has been focused and simple. Focus on securing key strategic relationships, determine the current disposition and prognosis of our current products and assets, and leverage pipeline-generated revenue to enable investment in our inside sales group.

Through this process we've experienced both significant wins and some disappointments. We've learned that many of our core external relationships and partnerships were severely strained for a variety of reasons. Our core processing relationship and capability through Worldpay remains strong and will continue to serve as a critical component of our payment capabilities going forward. However, other processing relationships have not fared as well and have led to internal inefficiencies and revenue delays. A sizeable amount of anticipated earned revenue from prior months remains unrealized as of this writing. I continue to work closely with our Board of Directors to sort through any and all options to attempt to recover these funds.

We've also found our sales pipeline to be challenging in terms of sustainable increasing revenue potential. The pipeline had historically been comprised of merchants that were considered to be "high risk", a characteristic that often generates decent short-term revenue, but this revenue can also disappear relatively quickly. Though the profit margins on these types of merchants are high, the risks are equally high. The high risk nature of the pipeline, together with the relationship strains that have been identified have resulted in minimal revenue.

Again, pursuit of this poorly executed business model was inherited from past management who failed to properly account for such risks in the contracts executed with certain ISOs. Going forward, we intend to participate in the high risk market very selectively, and only with partners and ISOs who not only understand this type of business, but who will also execute sensible contracts. While high risk processing will not be a core part of our strategy going forward, we believe there does exist a balance whereby we can better protect our revenue stream by accepting lower, but still attractive margins.

Progress and successes too have been noteworthy. We've built a high quality management team with significant payments experience that are now universally aligned around a common set of objectives, all of whom are strongly committed to Spindle's success and creating shareholder value. Leveraging this team and internal deep vertical market experience, we have built a sports and facility management vertical solution that is anticipated to be released within the next several weeks. We believe it to be a best-in-class solution for teams and sports facilities that will generate revenue and provide us with several critical foundational components to be leveraged by our ultimate vision of commerce orchestration.

Our Future

Despite the challenges we've experienced, I'm encouraged by our current position, our team, our strategy, and our future prospects. In short, we are a payments company, and our ongoing focus, solutions, and strategy will all align around this central theme. It's a theme that our current management team has successfully executed in the past, and our goal is to leverage our collective experience and track records of success to do it again.

As such, we are now migrating all of our resources toward three core tenets/solutions:

Inside Sales Group - This is a function and competency that has been heretofore under leveraged. Though it requires some up-front investment to properly launch, we have all of the core components required for its future success. The team's leader is a 20-year inside sales industry veteran with a proven track record of revenue generation and sustained growth in this space. We have also spent significant time fostering quality relationships that will help launch our inside sales function, and have already signed one major contract for revenue generation.

Vertical Market Solutions - For several months we have been developing a vertical market solution, initially focused on sports team and facility management. We believe it represents a best-in-class solution. We have deep industry expertise in this vertical that has enabled us to design and implement this solution quickly and cost effectively, and plan to release it to the market during Q4, 2016. This capability will enable us to generate revenue from athlete registrations, team marketing, merchandise purchases, and payment processing. Once rolled out for the sports vertical, we intend to expand to multiple other vertical markets. The solution also includes components that will give us a jump start on our core strategy of commerce orchestration.

Commerce Orchestration - This will serve as the core of our future, solving many problems with today's commerce experience for both merchants and consumers. The majority of existing payment and commerce solutions are disjointed silo solutions that benefit either merchants or consumers, but rarely both. The missing component is the tight integration of the payment aspect of commerce as a core function. Our intention is to deliver a commerce solution experience that facilitates the solution of any type of consumer commerce request..."Find a restaurant", "Buy a baseball bat", "Fix a leaky faucet", or "Find a movie to watch".

Via a ubiquitous user experience across all platforms, consumers will be able to quickly and easily satisfy their commerce request while their user experience is improved through real-time generic and targeted offers and a common loyalty platform across all merchants. At the same time, merchants will be able to target specific consumers and commerce events, driving new and repeat business while also delivering increased spend through data insight. No solution today addresses commerce this way, and we believe we have the industry experience, platform and market agnosticism, and payment capability to deliver on this before viable competitors emerge.

The past four months have required a herculean effort from the entire new management team. I want to thank them for their continuing commitment to the Company and its shareholders. I also want to thank advisor Tony VanBrackle and board members Dr. Jack Scott, Frank Knuettel, and Brian Bates for their invaluable support, both through their continued financial contributions and time.

While we now have a clear and executable vision and plan, being pursued by a team of industry veterans who have successfully delivered similar solutions in the past, we clearly have a lot of work ahead of us to make this the Company we all believe it can be. Rest assured we are up for the challenge. Please know that we are working diligently on your behalf and will continue to do so. Thank you for your continued support, we look forward to updating you in the future."

About Spindle

Spindle is an innovator of merchant and consumer-facing commerce solutions focused on the Small and Medium-sized Business (SMB) market. It is focused on payment processing services and integrating value-added capabilities that enhance merchant revenue and increase consumer loyalty, experience, and stickiness. Spindle is taking a unique approach to orchestrating commerce transactions of all types by leveraging best-in-class technology, multiple solutions for vertical markets, and a deeply experienced payments management team to define and drive the way commerce transactions will be performed in the future. This commerce experience will be independent of mechanism, unifying a consumer's experience across all platforms (mobile, browser, kiosk, etc.), taking today's solutions to a new level via technology integrations and strategic partnerships. For more information, visit www.spindle.com.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements, as described in our reports filed with the Securities and Exchange Commission which are available for review at www.sec.gov, to differ materially from anticipated results, performance, or achievements. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT INFORMATION

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Peyton Jackson

Executive Vice President

Spindle, Inc.

703-780-4401

pjackson@spindle.com